Cohen & Steers, Inc.
280 Park Avenue
New York, NY 10017-1216
Tel (212) 832-3232

Contact:
Matthew S. Stadler
Executive Vice President
Chief Financial Officer
Cohen & Steers, Inc.
Tel (212) 446-9168

COHEN & STEERS REPORTS FOURTH QUARTER
AND FULL YEAR 2015 RESULTS

NEW YORK, NY, January 20, 2016—Cohen & Steers, Inc. (NYSE: CNS) reported net income attributable to common stockholders of $5.9 million, or $0.13 per share (diluted and basic), for the quarter ended December 31, 2015, compared with $15.7 million, or $0.34 per diluted share and $0.35 per basic share, for the quarter ended December 31, 2014. Total revenue for the fourth quarter of 2015 was $81.7 million, compared with $81.8 million for the fourth quarter of 2014.
The fourth quarter 2015 results included an unrealized, non-operating loss of $8.2 million that, due to a change in accounting classification, has been reflected on the condensed consolidated statements of operations. In addition, the fourth quarter 2015 results included a $2.8 million other-than-temporary impairment.
For the year ended December 31, 2015, the company recorded net income attributable to common stockholders of $64.6 million, or $1.41 per diluted share and $1.42 per basic share, compared with $75.5 million, or $1.65 per diluted share and $1.69 per basic share, for the year ended December 31, 2014.

Financial Highlights (Unaudited)
For the Periods

(in thousands, except per share data)	Three Months Ended			Years Ended
	December 31, 2015	September 30, 2015	% Change	December 31, 2015	December 31, 2014	% Change
Revenue	$81,671	$79,667	2.5%	$328,655	$313,934	4.7%
Expenses	$51,319	$48,190	6.5%	$201,106	$191,993	4.7%
Operating income	$30,352	$31,477	(3.6)%	$127,549	$121,941	4.6%
Operating margin	37.2%	39.5%	(235) bps	38.8%	38.8%	(3) bps
Total non-operating (loss) income (1)	$(12,078)	$(2,972)	*	$(14,805)	$73	*
Net income attributable to common stockholders	$5,879	$17,093	(65.6)%	$64,551	$75,510	(14.5)%
Diluted earnings per share attributable to common stockholders	$0.13	$0.37	(65.7)%	$1.41	$1.65	(15.0)%
________________________
*     Not meaningful
(1)    Includes net income/(loss) attributable to redeemable noncontrolling interest for the periods presented.
Revenue
Revenue for the fourth quarter of 2015 was $81.7 million, an increase of $2.0 million from $79.7 million for the third quarter of 2015. Higher average assets under management in the quarter resulted in the following increases in investment advisory and administration fees:

•	Open-end mutual fund revenue increased $1.3 million to $34.2 million for the fourth quarter of 2015; and

•	Institutional account revenue increased $0.9 million to $21.5 million for the fourth quarter of 2015.
Revenue for the year ended December 31, 2015 was $328.7 million, an increase of $14.7 million from $313.9 million for the year ended December 31, 2014.
Expenses
Expenses for the fourth quarter of 2015 were $51.3 million, an increase of $3.1 million from $48.2 million for the third quarter of 2015. The change was primarily due to:

•	Higher employee compensation and benefits expenses of $1.5 million, primarily attributable to higher incentive and production compensation; and

•
Higher general and administrative expenses of $1.2 million, primarily due to increased hosted and sponsored conferences and organizational expenses related to the launch of the Cohen & Steers Low Duration Preferred and Income Fund (LPX) during the fourth quarter of 2015.

Expenses for the year ended December 31, 2015 were $201.1 million, an increase of $9.1 million from $192.0 million for the year ended December 31, 2014.
Operating Margin
The company's operating margin decreased to 37.2% for the fourth quarter of 2015 compared with 39.5% for the three months ended September 30, 2015. The operating margin was 38.8% for each of the years ended December 31, 2015 and December 31, 2014, respectively.

Non-operating Income
Non-operating loss for the fourth quarter of 2015 was $12.1 million, compared with a non-operating loss of $3.0 million for the third quarter of 2015. The change was primarily due to an unrealized loss of $8.2 million on a seed investment that, due to third-party shareholder redemptions, was reclassified from available-for-sale investments to equity method investments during the quarter. In addition, non-operating loss for the quarter included a $2.8 million other-than-temporary impairment.
The non-operating loss for the year ended December 31, 2015 was $14.8 million, compared with non-operating income of $73,000 for the year ended December 31, 2014.
Income Taxes
The effective tax rate for the fourth quarter of 2015 was 67.9%, compared with 40.3% for the third quarter of 2015. The increase in the effective tax rate was primarily attributable to the recording of a valuation allowance on the tax benefit associated with the unrealized losses on the company's seed investments during the quarter.
The effective tax rate for the year ended December 31, 2015 was 42.9%, compared with 38.0% for the year ended December 31, 2014.
Assets Under Management Highlights (Unaudited)
December 31, 2015 Compared with September 30, 2015

(in millions)	Assets Under Management
	As of
By Investment Vehicle	December 31, 2015	September 30, 2015	% Change
Institutional accounts	$26,105	$24,645	5.9%
Open-end mutual funds	17,460	16,141	8.2%
Closed-end funds	9,029	8,958	0.8%
Total	$52,594	$49,744	5.7%

By Investment Strategy
U.S. real estate	$27,814	$25,812	7.8%
Global/international real estate	9,476	9,379	1.0%
Preferred securities	7,705	6,877	12.0%
Global listed infrastructure	5,147	5,212	(1.2%)
Other	2,452	2,464	(0.5%)
Total	$52,594	$49,744	5.7%
Assets under management were $52.6 billion as of December 31, 2015, an increase of $2.9 billion from $49.7 billion at September 30, 2015. The increase from September 30, 2015 was attributable to market appreciation of $2.4 billion and net inflows of $450 million.

Institutional Accounts
Assets under management in institutional accounts were $26.1 billion as of December 31, 2015, an increase of 5.9% from $24.6 billion at September 30, 2015. The change from September 30, 2015 was due to the following:

•	Market appreciation of $1.5 billion, including $1.1 billion from U.S. real estate and $387 million from global/international real estate;

•
Net outflows of $95 million from subadvisory relationships, including net outflows of $143 million from global/international real estate, partially offset by net inflows of $43 million into commodities (included in "Other" in the table above); and

•
Net inflows of $60 million into advisory relationships, including net inflows of $106 million into global listed infrastructure and $69 million into preferred securities, partially offset by net outflows of $113 million from global/international real estate.

Open-end Mutual Funds
Assets under management for open-end mutual funds were $17.5 billion as of December 31, 2015, an increase of 8.2% from $16.1 billion at September 30, 2015. The change from September 30, 2015 was due to the following:

•	Market appreciation of $800 million, including $657 million from U.S. real estate, $86 million from preferred securities and $58 million from global/international real estate; and

•	Net inflows of $519 million, including net inflows of $608 million into preferred securities, partially offset by net outflows of $92 million from global/international real estate.
Closed-end Funds
Assets under management for closed-end funds were $9.0 billion at both December 31, 2015 and September 30, 2015.
Balance Sheet Information
As of December 31, 2015, cash, cash equivalents and seed investments were $202 million. As of December 31, 2015, stockholders' equity was $232 million and the company had no debt.
Conference Call Information
Cohen & Steers will host a conference call tomorrow, January 21, 2016 at 11:00 a.m. (ET) to discuss the company's fourth quarter and full year 2015 financial results. Investors and analysts can access the live conference call by dialing 800-954-0628 (U.S.) or +1-415-226-5359 (international); passcode: 21802857. Participants should plan to register at least 10 minutes before the conference call begins. The presentation that will be reviewed as part of the conference call will be available on the company's website at www.cohenandsteers.com under "Company - Investor Relations."
A replay of the call will be available for two weeks starting at approximately 1:00 p.m. (ET) on January 21, 2016 and can be accessed at 800-633-8284 (U.S.) or +1-402-977-9140 (international); passcode: 21802857. Internet access to the webcast, which includes audio (listen-only), will be available on the company's website at www.cohenandsteers.com under "Company - Investor Relations." The webcast will be archived on the website for one month.
About Cohen & Steers
Cohen & Steers is a global investment manager specializing in liquid real assets, including real estate securities, listed infrastructure, commodities and natural resource equities, as well as preferred securities and other income solutions. Founded in 1986, the firm is headquartered in New York City, with offices in London, Hong Kong, Tokyo and Seattle.
Forward-Looking Statements
This press release and other statements that Cohen & Steers may make may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect the company's current views with respect to, among other things, the company's operations and financial performance. You can identify these forward-looking statements by the use of words such as "outlook," "believes," "expects," "potential," "continues," "may," "will," "should," "seeks," "approximately," "predicts," "intends," "plans," "estimates," "anticipates" or the negative versions of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these forward-looking statements. The company believes that these factors include, but are not limited to, the risks described in the Risk Factors section of the company's Annual Report on Form 10-K for the year ended December 31, 2014 (the Form 10-K), which is accessible on the Securities and Exchange Commission's website at www.sec.gov and on the company's website at www.cohenandsteers.com. These factors are not exhaustive and should be read in conjunction with the other cautionary statements that are included in the company's Form 10-K and other filings with the Securities and Exchange Commission. The company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

# # # #

Cohen & Steers, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations (Unaudited)
For the Periods
(in thousands, except per share data)

	Three Months Ended			% Change From
	December 31, 2015	September 30, 2015	December 31, 2014	September 30, 2015	December 31, 2014
Revenue
Investment advisory and administration fees	$75,269	$73,487	$76,063
Distribution and service fees	4,120	3,961	3,715
Portfolio consulting and other	2,282	2,219	2,064
Total revenue	81,671	79,667	81,842	2.5%	(0.2%)
Expenses
Employee compensation and benefits	27,440	25,892	26,142
Distribution and service fees	8,976	8,578	8,862
General and administrative	13,390	12,175	12,866
Depreciation and amortization	1,513	1,545	1,622
Total expenses	51,319	48,190	49,492	6.5%	3.7%
Operating income	30,352	31,477	32,350	(3.6%)	(6.2%)
Non-operating income
Interest and dividend income—net	560	291	617
Loss from seed investments—net	(12,587)	(2,993)	(5,217)
Other (losses) income	(51)	(270)	59
Total non-operating loss	(12,078)	(2,972)	(4,541)	*	*
Income before provision for income taxes	18,274	28,505	27,809	(35.9%)	(34.3%)
Provision for income taxes	12,446	11,541	12,636
Net income	5,828	16,964	15,173	(65.6%)	(61.6%)
Less: Net loss attributable to redeemable noncontrolling interest	51	129	525
Net income attributable to common stockholders	$5,879	$17,093	$15,698	(65.6%)	(62.5%)

Earnings per share attributable to common stockholders
Basic	$0.13	$0.38	$0.35	(65.6%)	(63.1%)
Diluted	$0.13	$0.37	$0.34	(65.7%)	(62.6%)

Dividends declared per share
Quarterly	$0.25	$0.25	$0.22	—%	13.6%
Special	$0.50	$—	$1.00	*	(50.0%)

Weighted average shares outstanding
Basic	45,524	45,500	44,852
Diluted	45,969	45,830	45,866

* Not meaningful

Cohen & Steers, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations (Unaudited)
For the Periods
(in thousands, except per share data)

	Years Ended
	December 31, 2015	December 31, 2014	% Change
Revenue
Investment advisory and administration fees	$303,729	$291,744
Distribution and service fees	16,001	14,667
Portfolio consulting and other	8,925	7,523
Total revenue	328,655	313,934	4.7%
Expenses
Employee compensation and benefits	107,710	102,732
Distribution and service fees	36,330	35,470
General and administrative	50,853	47,337
Depreciation and amortization	6,213	6,454
Total expenses	201,106	191,993	4.7%
Operating income	127,549	121,941	4.6%
Non-operating income
Interest and dividend income—net	1,600	2,058
Loss from seed investments—net	(15,402)	(1,481)
Other losses	(1,003)	(504)
Total non-operating (loss) income	(14,805)	73	*
Income before provision for income taxes	112,744	122,014	(7.6%)
Provision for income taxes	48,407	46,280
Net income	64,337	75,734	(15.0%)
Less: Net loss (income) attributable to redeemable noncontrolling interest	214	(224)
Net income attributable to common stockholders	$64,551	$75,510	(14.5%)

Earnings per share attributable to common stockholders
Basic	$1.42	$1.69	(15.7%)
Diluted	$1.41	$1.65	(15.0%)

Dividends declared per share
Quarterly	$1.00	$0.88	13.6%
Special	$0.50	$1.00	(50.0%)

Weighted average shares outstanding
Basic	45,433	44,788
Diluted	45,897	45,643

* Not meaningful

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management (Unaudited)
By Investment Vehicle
For the Periods
(in millions)
	Three Months Ended			% Change From
	December 31, 2015	September 30, 2015	December 31, 2014	September 30, 2015	December 31, 2014
Institutional Accounts
Assets under management, beginning of period	$24,645	$24,545	$23,941
Inflows	567	652	1,077
Outflows	(602)	(689)	(1,345)
Net outflows	(35)	(37)	(268)
Market appreciation	1,495	137	2,528
Total increase	1,460	100	2,260
Assets under management, end of period	$26,105	$24,645	$26,201	5.9%	(0.4%)
Percentage of total assets under management	49.6%	49.5%	49.3%
Average assets under management for period	$25,655	$24,885	$25,589	3.1%	0.3%

Open-end Mutual Funds
Assets under management, beginning of period	$16,141	$16,236	$16,116
Inflows	1,838	1,145	1,368
Outflows	(1,319)	(1,347)	(1,894)
Net inflows (outflows)	519	(202)	(526)
Market appreciation	800	107	1,541
Total increase (decrease)	1,319	(95)	1,015
Assets under management, end of period	$17,460	$16,141	$17,131	8.2%	1.9%
Percentage of total assets under management	33.2%	32.5%	32.2%
Average assets under management for period	$17,114	$16,433	$16,986	4.1%	0.8%

Closed-end Funds
Assets under management, beginning of period	$8,958	$9,367	$9,638
Inflows	—	—	—
Outflows	(34)	—	—
Net outflows	(34)	—	—
Market appreciation (depreciation)	105	(409)	167
Total increase (decrease)	71	(409)	167
Assets under management, end of period	$9,029	$8,958	$9,805	0.8%	(7.9%)
Percentage of total assets under management	17.2%	18.0%	18.5%
Average assets under management for period	$9,198	$9,349	$9,830	(1.6%)	(6.4%)

Total
Assets under management, beginning of period	$49,744	$50,148	$49,695
Inflows	2,405	1,797	2,445
Outflows	(1,955)	(2,036)	(3,239)
Net inflows (outflows)	450	(239)	(794)
Market appreciation (depreciation)	2,400	(165)	4,236
Total increase (decrease)	2,850	(404)	3,442
Assets under management, end of period	$52,594	$49,744	$53,137	5.7%	(1.0%)
Average assets under management for period	$51,967	$50,667	$52,405	2.6%	(0.8%)

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management (Unaudited)
By Investment Vehicle
For the Periods
(in millions)
	Years Ended
	December 31, 2015	December 31, 2014	% Change
Institutional Accounts
Assets under management, beginning of period	$26,201	$22,926
Inflows	2,317	2,777
Outflows	(3,275)	(4,855)
Net outflows	(958)	(2,078)
Market appreciation	862	5,240
Transfers *	—	113
Total (decrease) increase	(96)	3,275
Assets under management, end of period	$26,105	$26,201	(0.4%)
Percentage of total assets under management	49.6%	49.3%
Average assets under management for period	$25,884	$24,856	4.1%

Open-end Mutual Funds
Assets under management, beginning of period	$17,131	$14,016
Inflows	5,932	5,897
Outflows	(5,902)	(5,701)
Net inflows	30	196
Market appreciation	299	3,032
Transfers *	—	(113)
Total increase	329	3,115
Assets under management, end of period	$17,460	$17,131	1.9%
Percentage of total assets under management	33.2%	32.2%
Average assets under management for period	$17,252	$16,097	7.2%

Closed-end Funds
Assets under management, beginning of period	$9,805	$8,965
Inflows	—	—
Outflows	(53)	—
Net outflows	(53)	—
Market (depreciation) appreciation	(723)	840
Total (decrease) increase	(776)	840
Assets under management, end of period	$9,029	$9,805	(7.9%)
Percentage of total assets under management	17.2%	18.5%
Average assets under management for period	$9,586	$9,680	(1.0%)

Total
Assets under management, beginning of period	$53,137	$45,907
Inflows	8,249	8,674
Outflows	(9,230)	(10,556)
Net outflows	(981)	(1,882)
Market appreciation	438	9,112
Total (decrease) increase	(543)	7,230
Assets under management, end of period	$52,594	$53,137	(1.0%)
Average assets under management for period	$52,722	$50,633	4.1%

* Represents transfer of assets under management not related to subscriptions, redemptions or market appreciation (depreciation).

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management - Institutional Accounts (Unaudited)
By Account Type
For the Periods
(in millions)
	Three Months Ended			% Change From
	December 31, 2015	September 30, 2015	December 31, 2014	September 30, 2015	December 31, 2014
Subadvisory
Assets under management, beginning of period	$17,500	$17,523	$17,092
Inflows	385	481	969
Outflows	(480)	(668)	(1,138)
Net outflows	(95)	(187)	(169)
Market appreciation	1,135	164	1,934
Total increase (decrease)	1,040	(23)	1,765
Assets under management, end of period	$18,540	$17,500	$18,857	5.9%	(1.7%)
Percentage of institutional assets under management	71.0%	71.0%	72.0%
Average assets under management for period	$18,180	$17,774	$18,371	2.3%	(1.0%)

Advisory
Assets under management, beginning of period	$7,145	$7,022	$6,849
Inflows	182	171	108
Outflows	(122)	(21)	(207)
Net inflows (outflows)	60	150	(99)
Market appreciation (depreciation)	360	(27)	594
Total increase	420	123	495
Assets under management, end of period	$7,565	$7,145	$7,344	5.9%	3.0%
Percentage of institutional assets under management	29.0%	29.0%	28.0%
Average assets under management for period	$7,475	$7,111	$7,218	5.1%	3.6%

Total Institutional Accounts
Assets under management, beginning of period	$24,645	$24,545	$23,941
Inflows	567	652	1,077
Outflows	(602)	(689)	(1,345)
Net outflows	(35)	(37)	(268)
Market appreciation	1,495	137	2,528
Total increase	1,460	100	2,260
Assets under management, end of period	$26,105	$24,645	$26,201	5.9%	(0.4%)
Average assets under management for period	$25,655	$24,885	$25,589	3.1%	0.3%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management - Institutional Accounts (Unaudited)
By Account Type
For the Periods
(in millions)
	Years Ended
	December 31, 2015	December 31, 2014	% Change
Subadvisory
Assets under management, beginning of period	$18,857	$16,693
Inflows	1,564	2,027
Outflows	(2,516)	(3,867)
Net outflows	(952)	(1,840)
Market appreciation	635	4,004
Total (decrease) increase	(317)	2,164
Assets under management, end of period	$18,540	$18,857	(1.7%)
Percentage of institutional assets under management	71.0%	72.0%
Average assets under management for period	$18,510	$17,962	3.1%

Advisory
Assets under management, beginning of period	$7,344	$6,233
Inflows	753	750
Outflows	(759)	(988)
Net outflows	(6)	(238)
Market appreciation	227	1,236
Transfers *	—	113
Total increase	221	1,111
Assets under management, end of period	$7,565	$7,344	3.0%
Percentage of institutional assets under management	29.0%	28.0%
Average assets under management for period	$7,374	$6,894	7.0%

Total Institutional Accounts
Assets under management, beginning of period	$26,201	$22,926
Inflows	2,317	2,777
Outflows	(3,275)	(4,855)
Net outflows	(958)	(2,078)
Market appreciation	862	5,240
Transfers *	—	113
Total (decrease) increase	(96)	3,275
Assets under management, end of period	$26,105	$26,201	(0.4%)
Average assets under management for period	$25,884	$24,856	4.1%

* Represents transfer of assets under management not related to subscriptions, redemptions or market appreciation (depreciation).

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management (Unaudited)
By Investment Strategy
For the Periods
(in millions)
	Three Months Ended			% Change From
	December 31, 2015	September 30, 2015	December 31, 2014	September 30, 2015	December 31, 2014
U.S. Real Estate
Assets under management, beginning of period	$25,812	$25,604	$26,226
Inflows	861	618	695
Outflows	(755)	(1,135)	(2,183)
Net inflows (outflows)	106	(517)	(1,488)
Market appreciation	1,896	725	3,619
Total increase	2,002	208	2,131
Assets under management, end of period	$27,814	$25,812	$28,357	7.8%	(1.9%)
Percentage of total assets under management	52.9%	51.9%	53.4%
Average assets under management for period	$27,195	$26,130	$27,998	4.1%	(2.9%)

Global/International Real Estate
Assets under management, beginning of period	$9,379	$9,654	$9,677
Inflows	140	170	408
Outflows	(488)	(378)	(583)
Net outflows	(348)	(208)	(175)
Market appreciation (depreciation)	445	(67)	682
Total increase (decrease)	97	(275)	507
Assets under management, end of period	$9,476	$9,379	$10,184	1.0%	(7.0%)
Percentage of total assets under management	18.0%	18.9%	19.2%
Average assets under management for period	$9,605	$9,633	$10,021	(0.3%)	(4.2%)

Preferred Securities
Assets under management, beginning of period	$6,877	$6,742	$5,766
Inflows	1,110	476	783
Outflows	(432)	(309)	(271)
Net inflows	678	167	512
Market appreciation (depreciation)	150	(32)	64
Total increase	828	135	576
Assets under management, end of period	$7,705	$6,877	$6,342	12.0%	21.5%
Percentage of total assets under management	14.6%	13.8%	11.9%
Average assets under management for period	$7,343	$6,843	$6,150	7.3%	19.4%

Global Listed Infrastructure
Assets under management, beginning of period	$5,212	$5,422	$5,611
Inflows	193	418	251
Outflows	(136)	(116)	(84)
Net inflows	57	302	167
Market depreciation	(122)	(512)	(81)
Total (decrease) increase	(65)	(210)	86
Assets under management, end of period	$5,147	$5,212	$5,697	(1.2%)	(9.7%)
Percentage of total assets under management	9.8%	10.5%	10.7%
Average assets under management for period	$5,324	$5,464	$5,701	(2.6%)	(6.6%)

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management (Unaudited)
By Investment Strategy - continued
For the Periods
(in millions)
	Three Months Ended			% Change From
	December 31, 2015	September 30, 2015	December 31, 2014	September 30, 2015	December 31, 2014
Other
Assets under management, beginning of period	$2,464	$2,726	$2,415
Inflows	101	115	308
Outflows	(144)	(98)	(118)
Net (outflows) inflows	(43)	17	190
Market appreciation (depreciation)	31	(279)	(48)
Total (decrease) increase	(12)	(262)	142
Assets under management, end of period	$2,452	$2,464	$2,557	(0.5%)	(4.1%)
Percentage of total assets under management	4.7%	4.9%	4.8%
Average assets under management for period	$2,500	$2,597	$2,535	(3.7%)	(1.4%)

Total
Assets under management, beginning of period	$49,744	$50,148	$49,695
Inflows	2,405	1,797	2,445
Outflows	(1,955)	(2,036)	(3,239)
Net inflows (outflows)	450	(239)	(794)
Market appreciation (depreciation)	2,400	(165)	4,236
Total increase (decrease)	2,850	(404)	3,442
Assets under management, end of period	$52,594	$49,744	$53,137	5.7%	(1.0%)
Average assets under management for period	$51,967	$50,667	$52,405	2.6%	(0.8%)

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management (Unaudited)
By Investment Strategy
For the Periods
(in millions)
	Years Ended
	December 31, 2015	December 31, 2014	% Change
U.S. Real Estate
Assets under management, beginning of period	$28,357	$23,116
Inflows	2,860	2,920
Outflows	(4,448)	(4,649)
Net outflows	(1,588)	(1,729)
Market appreciation	1,045	6,748
Transfers *	—	222
Total (decrease) increase	(543)	5,241
Assets under management, end of period	$27,814	$28,357	(1.9%)
Percentage of total assets under management	52.9%	53.4%
Average assets under management for period	$27,663	$26,585	4.1%

Global/International Real Estate
Assets under management, beginning of period	$10,184	$9,498
Inflows	975	1,746
Outflows	(2,063)	(2,415)
Net outflows	(1,088)	(669)
Market appreciation	380	1,355
Total (decrease) increase	(708)	686
Assets under management, end of period	$9,476	$10,184	(7.0%)
Percentage of total assets under management	18.0%	19.2%
Average assets under management for period	$9,938	$9,954	(0.2%)

Preferred Securities
Assets under management, beginning of period	$6,342	$4,722
Inflows	2,930	2,258
Outflows	(1,715)	(1,044)
Net inflows	1,215	1,214
Market appreciation	148	406
Total increase	1,363	1,620
Assets under management, end of period	$7,705	$6,342	21.5%
Percentage of total assets under management	14.6%	11.9%
Average assets under management for period	$6,915	$5,550	24.6%

Global Listed Infrastructure
Assets under management, beginning of period	$5,697	$4,714
Inflows	905	1,048
Outflows	(609)	(500)
Net inflows	296	548
Market (depreciation) appreciation	(846)	435
Total (decrease) increase	(550)	983
Assets under management, end of period	$5,147	$5,697	(9.7%)
Percentage of total assets under management	9.8%	10.7%
Average assets under management for period	$5,559	$5,440	2.2%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management (Unaudited)
By Investment Strategy - continued
For the Periods
(in millions)
	Years Ended
	December 31, 2015	December 31, 2014	% Change
Other
Assets under management, beginning of period	$2,557	$3,857
Inflows	579	702
Outflows	(395)	(1,948)
Net inflows (outflows)	184	(1,246)
Market (depreciation) appreciation	(289)	168
Transfers *	—	(222)
Total decrease	(105)	(1,300)
Assets under management, end of period	$2,452	$2,557	(4.1%)
Percentage of total assets under management	4.7%	4.8%
Average assets under management for period	$2,647	$3,104	(14.7%)

Total
Assets under management, beginning of period	$53,137	$45,907
Inflows	8,249	8,674
Outflows	(9,230)	(10,556)
Net outflows	(981)	(1,882)
Market appreciation	438	9,112
Total (decrease) increase	(543)	7,230
Assets under management, end of period	$52,594	$53,137	(1.0%)
Average assets under management for period	$52,722	$50,633	4.1%

* Represents transfer of assets under management not related to subscriptions, redemptions or market appreciation (depreciation).